Supplement dated September 27, 2016 to the Prospectus dated May 1, 2016 for:

MassMutual Artistry

MassMutual Capital Vantage®

MassMutual EvolutionSM

MassMutual Transitions®

MassMutual Transitions SelectSM

MassMutual Transitions SelectSM II, as supplemented

Strategic Group Variable Universal Life® II

Effective September 12, 2016, Babson Capital Management LLC, sub-adviser to the funds listed below, was renamed Barings LLC. All references to Babson Capital Management LLC are deleted and replaced with Barings LLC.

MML Asset Momentum Fund

MML Blend Fund

MML Equity Rotation Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Short-Duration Bond Fund

MML Special Situations Fund

MML U.S. Government Money Market Fund

Effective September 12, 2016, Cornerstone Real Estate Advisers LLC, sub-adviser to the fund listed below, was renamed Barings Real Estate Advisers LLC. All references to Cornerstone Real Estate Advisers LLC are deleted and replaced with Barings Real Estate Advisers LLC.

Oppenheimer Global Multi-Alternatives Fund/VA

Not all funds are available in all variable products. Your variable product prospectus will list which of these funds are available through your variable product.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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